EXHIBIT 10.53

AMENDMENT NO. 3
TO CREDIT AGREEMENT

dated as of July 22, 2010

by and among

COMMUNICATION INTELLIGENCE CORPORATION,

as Borrower,

LENDER PARTIES HERETO,

and

SG PHOENIX LLC,
as Collateral Agent

This AMENDMENT NO. 3 TO CREDIT AGREEMENT is entered into as of July 22, 2010 (this “Amendment No. 3”) by and among COMMUNICATION INTELLIGENCE CORPORATION, a Delaware corporation having an address at 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065 (together with its successors, the “Borrower”), and PHOENIX VENTURE FUND LLC, a Delaware limited liability company having an address at 110 East 59th Street, Suite 1901, New York, New York 10022 (“Phoenix” or the “Majority Lender”), and SG PHOENIX LLC, as collateral agent (the “Collateral Agent”).  The Majority Lender, Additional Lenders, the Existing Lenders and those lenders providing loans to the Borrower pursuant to this Amendment No. 2 are herein collectively referred to as the “Lenders”.

R E C I T A L S:

WHEREAS, the Borrower, Phoenix, Michael Engmann, an individual having an address at 38 San Fernando Way, San Francisco, California 94127 (“Engmann”), and Ronald Goodman, an individual having an address at 31 Tierra Verde Court, Walnut Creek, California 94598 (“Goodman”, and Phoenix, Engmann and Goodman, collectively, the “Existing Lenders”), and the Collateral Agent are parties to, among other documents, (a) the Credit Agreement, dated as of June 5, 2008 (the “Closing Date”), pursuant to which the Existing Lenders extended loans to the Borrower in the aggregate principal amount of $3,637,500, Amendment No.1 to Credit Agreement (“Amendment No. 1”), dated as of May 29, 2009 (the “Additional Closing Date”), pursuant to which Phoenix, Engmann and the additional lenders listed on the signature pages thereto (such additional lenders, collectively, the “Additional Lenders”) extended loans to the Borrower in the aggregate principal amount of $1,100,000 and Amendment No. 2 to Credit Agreement (“Amendment No. 2”), dated as of May 4, 2010 (“Initial Bridge Closing Date”), pursuant to which Phoenix and its designees (“Bridge Lenders”) agreed to extend loans (the “Bridge Loans”) to the Borrower in the sole and absolute discretion of Phoenix in the aggregate principal amount of up to $1,000,000 (collectively, as the same may be further amended, modified, supplemented or amended and restated from time to time, the “Credit Agreement”), and (b) the Pledge and Security Agreement, dated as of June 5, 2008 (the “Pledge and Security Agreement”), pursuant to which the Borrower secured all of its Obligations under the Loan Documents by granting to the Collateral Agent, for the benefit of the Lenders, a first-priority Security Interest in and Lien upon the Collateral, including the Pledged Stock (as defined in the Pledge and Security Agreement);

WHEREAS, the Borrower, Phoenix and the Collateral Agent desire to amend the Credit Agreement to, among other things, allow for an additional bridge loan in the aggregate principal amount of $300,000 (the “Additional Bridge Loan”) to be extended to the Borrower by the Centurian Management Corporation, a New York corporation having an address at 450 Seventh Ave, 45th Floor, New York, New York 10123 (the “Additional Bridge Lender”);

WHEREAS, Section 8.8 of the Credit Agreement provides that amendments to the Loan Documents, including the Credit Agreement, may only become effective with the written concurrence of the Majority Lender, and, that, upon execution by the Majority Lender and the Borrower of such amendments, such amendments shall be binding on the Borrower and all Lenders;

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WHEREAS, Phoenix is the “Majority Lender” under the Credit Agreement by holding Obligations that exceed 50% of the Obligations outstanding under the Credit Agreement; and

WHEREAS, the Additional Bridge Lender desires to become party to the Credit Agreement, as amended by this Amendment No. 3.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree, as follows:

SECTION 1.                                 DEFINITIONS IN THIS AMENDMENT NO. 3

Except as otherwise defined in this Amendment No. 3 (including the preamble and the recitals hereof), capitalized terms are used herein with the meanings ascribed to such terms in the Credit Agreement.

SECTION 2.                                CONSENT OF MAJORITY LENDER TO AMENDMENTS TO CREDIT AGREEMENT

Phoenix, as the Majority Lender, hereby consents to the amendments to the Credit Agreement contained in this Amendment No. 3, such consent to be evidenced by the execution of this Amendment No. 3 by Phoenix.

SECTION 3.                                AMENDMENTS TO CREDIT AGREEMENT

3.1.           Amendments to, and Addition of, Certain Definitions in Credit Agreement.

(a)           Amendment to Definition of “Lenders” in Credit Agreement.  The definition of “Lenders” in the Credit Agreement shall be deemed to include the Additional Bridge Lender.

(b)           Addition of Certain Definitions to Credit Agreement.  The following definitions are hereby added to Section 10.1 of the Credit Agreement:

““Amendment No. 3” means that certain Amendment No. 3 to the Credit Agreement, dated as of July 22, 2010, among the Borrower, the Majority Lender and the Collateral Agent.”

““Additional Bridge Closing Date” means the date of Amendment No. 3.”

3.2.           Amendments to Section 1.1 of Credit Agreement.

(a)           Amendment to Section 1.1(a) of Credit Agreement. Section 1.1(a) of the Credit Agreement is hereby amended to add the following to the end of Section 1.1(a):

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“The Additional Bridge Lender agrees to lend to the Borrower an aggregate principal amount of $300,000 on the Additional Bridge Closing Date; provided that all conditions precedent set forth in Section 5 of Amendment No. 2 are satisfied or waived.  For purposes of clarification, the definition of “Loan” or “Loans” shall include the Additional Bridge Loan, such Bridge Loans made on the Initial Bridge Closing Date and any Subsequent Bridge Closing Date together with Loans previously made on the Closing Date and the Additional Closing Date.  Amounts borrowed under this Section 1.1(a) that are repaid or prepaid may not be reborrowed.  The Borrower shall execute and deliver to the Additional Bridge Lender a Note in the amount of the Additional Bridge Loan in the form attached to this Agreement as Exhibit 1.1(a) (together with any Notes issued pursuant to Section 1.2(b)), dated as of the Additional Bridge Closing Date.”

(b)           Amendment to Section 1.1(b)(i) of Credit Agreement. Section 1.1(b)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) with respect to the Loans made by Phoenix on the Closing Date, the Loans made on the Additional Closing Date, the Bridge Loans made on the Initial Bridge Closing Date, the Bridge Loans made on any Subsequent Bridge

Closing Date and the Additional Bridge Loan made by the Additional Bridge Lender on the Additional Bridge Closing Date, if any, by wire transfer of immediately available funds to such account or accounts as may be authorized by the Borrower, less the aggregate amount of all fees and expenses due to the Lenders hereunder.”

(c)           Amendment to Section 1.1 of Credit Agreement. Section 1.1(c) of the Credit Agreement is hereby amended to add the following at the end of Section 1.1(c):

“Notwithstanding the foregoing, the Borrower shall not be required to deliver a Bridge Loan Request in connection with the Additional Bridge Loan.”

3.3.           Amendment to Section 1.2 of Credit Agreement. Section 1.2(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)           Interest.  (i) Commencing as of the Closing Date, the Loans made on such date shall accrue interest on a monthly basis at a rate equal to eight percent (8%) per annum until the Maturity Date or earlier termination of the Loan. (ii) Commencing on the Additional Closing Date, the Loans made on such date shall accrue interest on a monthly basis at a rate equal to eight percent (8%) per annum until the Maturity Date or earlier termination of the Loan. (iii) Commencing on the Initial Bridge Closing Date, the Loans made on such date shall accrue interest on a monthly basis at a rate equal to eight percent (8%) per annum until the Maturity Date or earlier termination of the Loan. (iv) Commencing on each Subsequent Bridge Closing Date, the Loans made on such date shall accrue interest on a monthly basis at a rate equal to eight percent (8%) per annum until the Maturity Date or earlier termination of the Loan. (v) Commencing on the Additional Bridge Closing Date, the Loans made on such date shall accrue interest at a rate equal to eight percent (8%) per annum until the Maturity Date or earlier termination of the Loan.”

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3.4.           Amendment to Section 1.3 of Credit Agreement. Section 1.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“1.3           Use of Proceeds.  The Borrower agrees that (a) the proceeds of the Loans made on the Closing Date shall be used only in accordance with the following: (1) to refinance the loans due and payable on May 15, 2008 to certain of the Lenders as set forth on Schedule 1.3 hereto pursuant to the Debt Refinancing, (2) for working capital and general corporate purposes, in each case in the ordinary course of business, and (3) to pay fees and expenses in connection with the Debt Refinancing, including the fees and expenses hereunder; (b) the proceeds of the Loans made on the Additional Closing Date shall be used only (1) for working capital and general corporate purposes, in each case in the ordinary course of business, and (2) to pay fees and expenses relating to or in connection with Amendment No. 1; (c) the proceeds of the Loans made on the Initial Bridge Closing Date and any Subsequent Bridge Closing Date shall be used only (1) for working capital and general corporate purposes, in each case in the ordinary course of business consistent with past practice, and (2) to pay fees and expenses relating to or in connection with Amendment No. 2; and (d) the proceeds of the Loans made on the Additional Bridge Closing Date shall be used only (1) for working capital and general corporate purposes, in each case in the ordinary course of business consistent with past practice, and (2) to pay fees and expenses relating to or in connection with Amendment No. 3. In no event shall the proceeds of the Loans be used to (i) make distributions or (ii) make a contribution to the capital of any Subsidiary of the Borrower.”

3.5.           Amendment to Section 1.4(a) of Credit Agreement.   Section 1.4(a)(vii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(vii) any registration or filing (or the like) with, or report or notice (or the like) to, any Governmental Authority, including, without limitation, the SEC, by any of the Lenders or their Affiliates relating to or in connection with the transactions contemplated by Amendment No. 1, Amendment No. 2, Amendment No. 3 or the Loan Documents.”

3.6.           Amendment to Section 1.9 of Credit Agreement.  Section 1.9 of the Credit Agreement is hereby amended to add the following at the end of Section 1.9:

“Notwithstanding the foregoing, in connection with the Additional Bridge Loan, Borrower shall issue Initial Warrants to the Additional Bridge Lender to purchase up to the number of shares equal to the product of (a) the amount of the Additional Bridge Loan divided by 0.06 and (b) 0.40.”

SECTION 4.                                REPRESENTATIONS AND WARRANTIES

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The Borrower represents and warrants to the Lenders and the Collateral Agent that, except as set forth on the Bring-Down Disclosure Schedule attached hereto as Annex A (the “Bring-Down Disclosure Schedule”), all representations and warranties contained in the Credit Agreement and in the Pledge and Security Agreement are true and correct in all respects at and as of the date hereof as if made on the date hereof; provided, however, that, for the purpose of the representations and warranties made by the Borrower under this Section 4, the references in the Credit Agreement to the schedules in the Disclosure Schedule attached to the Credit Agreement shall be deemed to be the references to the schedules in the Bring-Down Disclosure Schedule. The Borrower further represents and warrants to the Lenders and the Collateral Agent that (a) no Default has occurred, or will occur, before and after giving effect to the transactions contemplated by this Amendment No. 3, (b) the Borrower and its Subsidiaries do not have outstanding, as of the date hereof, and will not have after giving effect to the Additional Bridge Loan made on the date hereof, any Indebtedness for borrowed money or Contingent Obligations except as set forth in Schedule 4(b) hereto, (c) the Grantors (under and as defined in the Pledge and Security Agreement) did not have on the Closing Date, and do not have on the date hereof, (i) any property in which the grant of the security interest contemplated by Section 2 of the Pledge and Security Agreement is prohibited by any Requirements of Law (as defined in the Pledge and Security Agreement) of a Governmental Authority or requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or (ii) any property that is evidenced or constituted by any contract, license, agreement, instrument or other document prohibiting the grant of the security interest contemplated by Section 2 of the Pledge and Security Agreement or providing that such grant constitutes a breach or default under, or results in the termination of or requires any consent not obtained under, such contract, license, agreement, instrument or other document (or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement prohibiting the grant of such security interest or providing that such grant constitutes a breach or default under, or results in the termination of or requires any consent not obtained under, such shareholder or similar agreement), except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document (or, with respect to any Investment Property, Pledged Stock or Pledged Note, such shareholder or similar agreement) providing for such prohibition, breach, default or termination or requiring such consent is ineffective under Applicable Law, except as set forth in Schedule 4(c) hereto and (d) the Borrower maintains the same insurance coverage (including scope and amounts) with the same carriers as Borrower had on the Closing Date, except as set forth in Schedule 4(d) hereto.

SECTION 5.                                CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT NO. 3 AND MAKING OF THE ADDITIONAL BRIDGE LOAN UNDER THIS AMENDMENT NO. 3

The effectiveness of this Amendment No. 3 and the obligation of the Additional Bridge Lender to make the Additional Bridge Loan on the date of this Amendment No. 3 are subject to satisfaction, in the sole determination of the Collateral Agent, of all of the conditions set forth below.

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5.1.            Amendment to Registration Rights Agreement. The Registration Rights Agreement, dated as of June 5, 2008, as amended by Amendment No. 1 to the Registration Rights Agreement, dated as of May 28, 2009 and as further amended by Amendment No. 2 to the Registration Rights Agreement, dated as of May 4, 2010, shall have been amended to encompass the Warrants issued under Amendment No. 3, such amendment to be in form and substance satisfactory to the Collateral Agent (the “Registration Rights Agreement Amendment”).

5.2.            Executed Documents. This Amendment No. 3, the Registration Rights Agreement Amendment, and all other documents and instruments contemplated hereby and thereby shall have been duly authorized and executed by each of the parties thereto in form and substance satisfactory to the Collateral Agent, and the Borrower shall have delivered sufficient original counterparts thereof to the Collateral Agent.

5.3.           Lien Priority.  The Security Interests in favor of the Collateral Agent and the Lenders pursuant to the Loan Documents shall be valid and perfected first priority Liens on the Collateral, subject to no Liens other than Permitted Encumbrances.

5.4.           No Litigation.  No action, suit, proceeding, claim or dispute shall have been brought or otherwise have arisen at law, in equity, in arbitration or by or before any Governmental Authority or arbitrator against the Borrower or any of its Subsidiaries or any of their respective assets.

5.5.           Fees and Expenses.  All fees and expenses due and payable pursuant to Section 1.4 of the Credit Agreement and that certain Fee Letter, dated as of April 26, 2010, by and between the Borrower, Phoenix and the Collateral Agent shall have been paid in full.

5.6.           Closing Certificates.

(a) Officer's Certificate.  The Collateral Agent shall have received a certificate from the chief executive officer or chief financial officer of the Borrower in form and substance reasonably satisfactory to the Collateral Agent, to the effect that, except as set forth in the Bring-Down Disclosure Schedule, all representations and warranties of the Borrower contained in this Amendment No. 3 and the Credit Agreement are true, correct and complete; that neither the Borrower nor any of its Subsidiaries is in violation of any of the covenants contained in the Credit Agreement; that, before and after giving effect to the transactions contemplated by this Amendment No. 3, no Default or Event of Default has occurred and is continuing; that the Borrower has satisfied each of the closing conditions to be satisfied hereby; that the Borrower and its Subsidiaries have filed all required tax returns and owe no taxes.

(b) Certificate of Secretary of Borrower.  On the Additional Bridge Closing Date, the Collateral Agent shall have received a certificate of the secretary or assistant secretary of the Borrower certifying as to the incumbency and genuineness of the signature of each officer of the Borrower executing any document in connection with the transactions contemplated hereby and certifying that attached thereto is (i) a true and complete copy of the certificate of incorporation of the Borrower, and all amendments thereto including the Certificate of Designations of the Series A-1 Preferred Stock, certified by the appropriate Governmental Authority in its jurisdiction of incorporation; (ii)

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a true and complete copy of the certificate of incorporation of CIC Acquisition Corp., a Delaware corporation, and all amendments thereto, certified by the appropriate Governmental Authority in its jurisdiction of incorporation, and a true and complete copy of the joint venture agreement of Communication Intelligence Computer Corporation, Ltd., and all amendments thereto, which is in full force and effect on the date hereof; (iii) a true and complete copy of the bylaws of the Borrower as in effect on the date of such certification; (iv) a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing borrowing of the Bridge Loans made on the date hereof, the execution, delivery and performance of this Amendment No. 3, the Registration Rights Agreement Amendment, and the other documents relating hereto or thereto; (v) a true and complete copy of each of the Borrower's insurance policies, as in effect on the date of such certification; and (vi) true, complete and correct copies of certificates of insurance for each of the Borrower's insurance policies each showing the Collateral Agent as an additional insured and/or loss payee, other than its directors and officers insurance policy.

(c) Certificates of Good Standing.  On or before the

Additional Bridge Closing Date, the Collateral Agent shall have received certificates as of a recent date of the good standing of the Borrower under the laws of its jurisdiction of incorporation and the State of California.

5.7.           Consents.  The Borrower shall have delivered to the Collateral Agent all necessary approvals, authorizations and consents, if any, of all Persons, Governmental Authorities, and courts having jurisdiction with respect to the execution and delivery of this Amendment No. 3, the Registration Rights Agreement Amendment, and the other documents relating hereto or thereto, the granting of the Security Interest and all such approvals shall be in form and substance satisfactory to the Collateral Agent.

5.8.            No Injunction, Etc.  No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority or arbitrator challenging or seeking to enjoin, restrain or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Amendment No. 3, the Registration Rights Agreement Amendment, and the other documents relating hereto or thereto, or the consummation of the transactions contemplated hereby or thereby, or which, as determined by the Collateral Agent in its sole discretion, would make it inadvisable to consummate such transactions.  No order, decree, temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority or arbitrator preventing such transactions shall be in effect.  The making of the Additional Bridge Loan on the date hereof and the consummation of such transaction shall not be prohibited by any Applicable Law or other legal requirement and shall not subject any Bridge Lender to any penalty or, in the sole judgment of Phoenix, any other liability or onerous condition under any Applicable Law.

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5.9.           Proceedings and Documents.  All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Amendment No. 3, the Registration Rights Agreement Amendment, and the other documents relating hereto or thereto shall be reasonably satisfactory in form and substance to the Collateral Agent.  The Collateral Agent shall have received copies of all other instruments and other evidence as the Lenders may reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, with respect to the transactions contemplated by this Amendment No. 3, the Registration Rights Agreement Amendment, and the other documents relating hereto or thereto and the taking of all actions in connection herewith or therewith.  The Collateral Agent shall have received such other agreements (including, without limitation, deposit account control agreements), instruments, approvals, opinions, certificates and other documents as the Collateral Agent may reasonably request in connection with such transactions and actions, all in form and substance satisfactory to the Collateral Agent, in its sole discretion.

5.10.           Warrants.  The Borrower shall issue Initial Warrants to the Additional Bridge Lender in accordance with Section 1.9 of the Credit Agreement as amended by this Amendment No. 3 on the Additional Bridge Closing Date.

SECTION 6.                                EFFECTIVENESS OF AMENDMENTS

The amendments to the Credit Agreement contained in this Amendment No. 3 shall become effective on and as of the date of the satisfaction of the conditions precedent set forth in Section 5 hereof. From and after such date, each reference in the Credit Agreement (including the schedules and exhibits thereto) to the “Agreement”, or any like expression referring to the Credit Agreement, shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 3. The Credit Agreement, other than as amended hereby, shall remain unchanged and in full force and effect.

SECTION 7.                                JOINDER OF ADDITIONAL BRIDGE LENDER TO THE EXCHANGE AGREEMENT

The Additional Bridge Lender acknowledges that Borrower is a party to that certain Exchange Agreement, dated as of June 21, 2010, by and between Borrower, Phoenix, Engmann, Goodman and the other parties thereto (the “Exchange Agreement”), whereby Borrower and the Lenders have agreed to convert and exchange all of the Indebtedness (as defined in the Exchange Agreement) outstanding on the closing date into shares of the Borrower’s Series B Participating Convertible Preferred Stock, par value $0.01 per share.  The Additional Bridge Lender further acknowledges and agrees that the Additional Bridge Loan constitutes Indebtedness and will be converted and exchanged into shares of Series B Preferred Stock pursuant to the terms and provisions of the Exchange Agreement at the closing of the transactions contemplated in the Exchange Agreement.  The Additional Bridge Lender hereby acknowledges, agrees and confirms that, by its execution of this Amendment No. 3, the Additional Bridge Lender will be deemed to be a party to the Exchange Agreement and a "Lender" for all purposes of the Exchange Agreement, and shall be deemed to have

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made all representations and warranties of a Lender thereunder and shall have the rights and be subject to all of the obligations of a Lender thereunder as if it had executed the Exchange Agreement.  The Additional Bridge Lender hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Lenders contained in the Exchange Agreement.

SECTION 8.                                MISCELLANEOUS

8.1.           Severability.   The invalidity, illegality, or unenforceability in any jurisdiction of any provision of this Amendment No. 3 shall not affect or impair the remaining provisions in this Amendment No. 3 or any such invalid, unenforceable or illegal provision in any jurisdiction in which it is not invalid, unenforceable or illegal.

8.2.           Headings.   Sections and Section headings in this Amendment No. 3 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purposes or be given substantive effect.

8.3.           Applicable Law.  THIS AMENDMENT NO. 3 SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT REQUIRE OR PERMIT APPLICATION OF THE LAWS OF ANY OTHER STATE OR JURISDICTION (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

8.4.           Consent to Jurisdiction and Service of Process.

(a) THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL COURT OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF NEW YORK, HAVING SUBJECT MATTER JURISDICTION OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 3. THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, PERSONAL JURISDICTION OF ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDERS TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

(b)           THE BORROWER HEREBY AGREES THAT SERVICE OF THE SUMMONS AND COMPLAINT AND ALL OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, A COPY OF SUCH PROCESS TO THE BORROWER AT THE ADDRESS TO WHICH NOTICES TO THE BORROWER ARE THEN TO BE SENT PURSUANT TO SECTION 9.2 OF THE CREDIT AGREEMENT AND THAT PERSONAL SERVICE OF PROCESS SHALL NOT BE REQUIRED. NOTHING HEREIN SHALL BE CONSTRUED TO PROHIBIT SERVICE OF PROCESS BY ANY OTHER METHOD PERMITTED BY LAW.

8.5.            Waiver of Jury Trial.  THE LENDERS, THE BORROWER AND THE COLLATERAL AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT NO. 3 OR ANY DEALINGS BETWEEN OR AMONG THEM RELATING TO THE SUBJECT MATTER OF THIS AMENDMENT NO. 3 AND ANY RELATIONSHIP THAT IS BEING ESTABLISHED AMONG ANY OF THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE LENDERS, THE BORROWER AND THE COLLATERAL AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AMENDMENT NO. 3 AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE LENDERS, THE BORROWER AND THE COLLATERAL AGENT FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS. IN THE EVENT OF LITIGATION, THIS AMENDMENT NO. 3 MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.6.            Counterparts. This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

[Signatures follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their respective officers as of the day and year first above written.

BORROWER:	COMMUNICATION INTELLIGENCE CORPORATION By: /s/ F. V. Dane Name: Frank Dane Title: Chiel Financial Officer
MAJORITY LENDER:	PHOENIX VENTURE FUND LLC By: SG Phoenix Ventures LLC, its Managing Member By: /s/ Andrea Goren Name: Andrea Goren Title: Member
COLLATERAL AGENT:	SG PHOENIX LLC By: /s/ Andrea Goren Name: Andrea Goren Title: Member

[Signature Page to Amendment No. 3 to Credit Agreement]
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ACKNOWLEDGED AND AGREED TO:

ADDITIONAL BRIDGE LENDER:	CENTURIAN MANAGEMENT CORPORATION By: /s/ Michele Needle Name: Michele Needle Title:Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]
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